SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 3, 2004
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                         Virginia Commerce Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

         Virginia                        0-28635                 54-1964895
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(State or other jurisdiction    (Commission file number)        (IRS Employer
     of incorporation)                                             Number)

                   5350 Lee Highway, Arlington, Virginia 22207
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 703.534.0700
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


Item 9. Regulation FD Disclosure.

         On June 3, 2004, Virginia Commerce Bancorp announced the declaration of a five-for-four split in the form of a 25% stock dividend. The payable date of the stock split is July 15, 2004, to shareholders of record as of the close of business on June 15, 2004.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIRGINIA COMMERCE BANCORP, INC.



                                        By: /s/ Peter A. Converse
                                            -----------------------------------
                                            Peter A. Converse
                                            President, Chief Executive Officer
Dated: June 3, 2004